UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Global Real Estate Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Widespread unease weighed heavily on global markets during the second half of 2011 and led to declines in major equity markets around the world. For real estate securities, it was a period of double-digit losses that overwhelmed gains achieved during the first half of the year. While our fund outperformed both the passive and active benchmarks, it was still a disappointing period for investors in global real estate securities.

For the six-month period ended December 31, 2011, the fund returned -10.66% compared with -11.21% for the passive FTSE EPRA/NAREIT Developed Real Estate Index and -12.73% for the Lipper Global Real Estate Index. Over the full year, fund performance was -4.58% versus -5.82% and -7.89%, respectively. (The returns for the Advisor Class shares were lower, reflecting their different fee structure, but still exceeded the returns of both benchmarks.) In 2011, the U.S. market was the standout performer, and we will discuss regional performance in more detail later.

DIVIDEND DISTRIBUTION

On December 15, 2011, the fund’s Board of Directors declared an income dividend of $0.05 per share, which was paid on December 19. (The dividend was the same for the Advisor Class shares.) You should have received your check or statement reflecting this distribution.

A portion of the dividends have been reclassified for Form 1099-DIV purposes, meaning that their tax character is different from that shown on the statement when it was paid. Remember to use Form 1099-DIV, not your year-end statement, when you file your taxes. The tax character refers to whether the dividend is from taxable or tax-exempt income, short- or long-term gain, or return of capital.

MARKET ENVIRONMENT AND STRATEGY

It is difficult to recall a market that was driven in so many directions by large-scale factors beyond the control of individual companies and nations. Macroeconomic factors that were hard, if not impossible, to predict dominated the investment landscape, rather than the company-specific factors that are our strength in securities analysis. Persistent uncertainty here and abroad resulted in a manic market characterized by frenetic directional swings.

In the U.S., partisan brinkmanship contributed to the tense uncertainty that placed the nation on the precipice of default on its sovereign debt obligations. The polarization of the political process and the government’s inability to resolve the budgetary stalemate led to the Standard & Poor’s downgrade of U.S. bonds from AAA for the first time in history. Ironically, the ensuing panic from the downgrade drove investors into the perceived safety of U.S. bonds rather than the sovereign debt of other nations. The U.S. remains the world’s largest economy, the dollar the largest reserve currency, and the domestic commercial real estate market the largest in the world. As you can see in the Major Country Returns chart, U.S. stocks stood out compared with other major markets.

Some additional jobs were created in the U.S., but new job-seekers also entered the market, resulting in a still-high unemployment rate at 8.5%. Real estate, meanwhile, benefited from increased marginal demand thanks to lower unemployment against a backdrop of little new supply. Importantly, the credit markets remained open, and many real estate companies were able to obtain financing on relatively good terms. Real estate investment trusts reported higher occupancies and better earnings, though at a subdued pace.

In contrast to the perceived safe-haven status of the U.S., the European Union struggled throughout the year to stem contagion from potential sovereign defaults of weaker member nations. Catastrophe was avoided with several tactical maneuvers, but a permanent resolution to the crisis remains in doubt. Real estate fundamentals in the EU were buffered by the contractual nature of multiyear leases, but austerity measures and the potential for regional recession pose risks to growth.

In Asia, China continued its monetary tightening to quell housing price escalation. Housing development drives a considerable portion of China’s gross domestic product; hence, the tightening had an adverse impact on China’s economy as well as those of many trading partners. Stocks in Hong Kong and Singapore lost considerable value over the course of the year. Japan has been slow to recover from the devastating impact of the earthquake and tsunami. The yen, also viewed as a relatively safe-haven currency, stayed strong and created headwinds for Japan’s export economy, which also suffered from the worldwide economic slowdown.

PORTFOLIO REVIEW

The U.S. stood out with its positive return versus the weak performances of other large index constituents. The disparity in performance wasn’t confined to countries but also involved vast differences within local markets. Our two largest holdings, both based in the U.S., each returned in excess of 30% during 2011. Simon Property Group fared exceptionally well in terms of earnings fundamentals and stock performance, as high-end malls continued to thrive with high demand and a scarcity of new supply. The fund’s second-largest holding, Public Storage, delivered strong results that reflected the company’s resilient business model, healthy balance sheet, and limited competition from new supply. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Europe, as we mentioned, was plagued by fears of debt crisis contagion, resulting in widespread losses. Our largest European holding, Unibail-Rodamco, was no exception, although the stock performed quite well on a relative basis. We also held pockets of relative safety with non-euro-denominated territories. PSP Swiss Property actually produced a positive return across the full year despite giving back some of the gain in the second half. Swedish landlord Hufvudstaden also proved to be relatively defensive.

In Japan, the delayed economic recovery weighed on the shares of Mitsubishi Estate and Mitsui Fudosan, though we see glimmers of hope in recent leasing data, particularly for the prime properties typically owned by these companies. Hong Kong-listed landlords were hit very hard in 2011, including our substantial holdings in Sun Hung Kai Properties and Hang Lung Properties. However, we are optimistic that China can engineer a soft landing and that investors will once again favor these securities and their prime assets.

OUTLOOK

Stocks struggled throughout the year on many concerns both here and abroad. U.S. political brinkmanship, EU financial contagion, Middle East unrest, and an Asian economic slowdown were some of the major worries affecting the markets. Yet, the worst-case scenario in each of these regions was at least temporarily avoided, which offers the optimist in us reasons for hope. In the U.S., we have seen continued job growth throughout the year. We are hopeful that the upcoming elections, regardless of outcome, will remove a detrimental overhang of uncertainty and replace it with a focus on job creation, deficit reduction, and economic growth.

In Europe, the diverse countries that make up the EU have been struggling to remain united. They have made some tough decisions to date, attempting to stem the contagion that threatens to undermine their union, but much more needs to be done in the months ahead. In Asia, there are indications that China’s monetary tightening may be winding down. Resumption of strong growth in China without rampant inflation would benefit several other regions. Such growth could translate into increased demand for real estate, resulting in an improvement in the fundamentals that underpin our investments. Therefore, we are cautiously optimistic about the prospects for real estate stocks through the year ahead.

Thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 23, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage rate, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

FTSE EPRA/NAREIT Developed Real Estate Index: A total return index composed of the most actively traded real estate investment trusts and REIT-type structures, designed to be a measure of global real estate equity performance.

Real estate investment trusts: Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/11	12/31/10	12/31/09	10/27/08 Through 12/31/08
NET ASSET VALUE				
Beginning of period	$ 15.71	$ 13.46	$ 10.54	$ 10.00
Investment activities				
Net investment income[(1)]	0.26[(2)]	0.49[(2)]	0.26[(2)]	0.07[(2)]
Net realized and unrealized gain (loss)	(0.97)	2.56	3.18	0.73
Total from investment activities	(0.71)	3.05	3.44	0.80
Distributions				
Net investment income	(0.23)	(0.48)	(0.33)	(0.05)
Net realized gain	(0.09)	(0.32)	(0.19)	(0.19)
Tax return of capital	(0.03)	–	–	(0.02)
Total distributions	(0.35)	(0.80)	(0.52)	(0.26)
NET ASSET VALUE				
End of period	**$ 14.65**	**$ 15.71**	**$ 13.46**	**$ 10.54**

Ratios/Supplemental Data

Total return[(3)]	**(4.58)%[(2)]**	**23.17%[(2)]**	**33.62%[(2)]**	**7.99%[(2)]**
Ratio of total expenses to average net assets	1.05%[(2)]	1.05%[(2)]	1.05%[(2)]	1.05%[(2)(4)]
Ratio of net investment income to average net assets	1.66%[(2)]	3.42%[(2)]	2.32%[(2)]	3.70%[(2)(4)]
Portfolio turnover rate	8.2%	6.5%	12.4%	0.3%
Net assets, end of period (in thousands)	$ 43,468	$ 37,426	$ 17,373	$ 8,311

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights	For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/11	12/31/10	12/31/09	10/27/08 Through 12/31/08
NET ASSET VALUE				
Beginning of period	$ 15.65	$ 13.43	$ 10.53	$ 10.00
Investment activities				
Net investment income[1]	0.26[2]	0.47[2]	0.26[2]	0.06[2]
Net realized and unrealized gain (loss)	(0.99)	2.55	3.16	0.73
Total from investment activities	(0.73)	3.02	3.42	0.79
Distributions				
Net investment income	(0.22)	(0.48)	(0.33)	(0.05)
Net realized gain	(0.09)	(0.32)	(0.19)	(0.19)
Tax return of capital	(0.03)	–	–	(0.02)
Total distributions	(0.34)	(0.80)	(0.52)	(0.26)
NET ASSET VALUE				
End of period	**$ 14.58**	**$ 15.65**	**$ 13.43**	**$ 10.53**

Ratios/Supplemental Data

Total return[3]	**(4.73)%[2]**	**22.99%[2]**	**33.46%[2]**	**7.89%[2]**
Ratio of total expenses to average net assets	1.15%[2]	1.15%[2]	1.15%[2]	1.15%[2][4]
Ratio of net investment income to average net assets	1.65%[2]	3.25%[2]	2.40%[2]	3.51%[2][4]
Portfolio turnover rate	8.2%	6.5%	12.4%	0.3%
Net assets, end of period (in thousands)	$ 795	$ 519	$ 357	$ 263

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 8.9%		
Common Stocks 8.9%		
CFS Retail Property, Equity Units	244,756	422
Charter Hall Retail, Equity Units	82,988	271
GPT Group, Equity Units	223,973	703
Stockland	130,554	426
Westfield Group	113,146	904
Westfield Retail Trust, REIT	469,630	1,196
Total Australia (Cost $3,946)		3,922
BRAZIL 1.5%		
Common Stocks 1.5%		
Iguatemi Empresa de Shopping Centers	10,900	203
Multiplan Empreendimentos	23,400	480
Total Brazil (Cost $601)		683
CANADA 4.3%		
Common Stocks 4.3%		
Brookfield Office Properties Canada, REIT	21,100	503
First Capital Realty	32,200	547
Primaris Retail Real Estate Invest Trust, REIT	42,800	866
Total Canada (Cost $1,647)		1,916
CHINA 2.9%		
Common Stocks 2.9%		
China Overseas Land & Investment (HKD)	169,440	283
China Resources Land (HKD)	228,000	365
China Vanke, B Shares (HKD)	348,200	345
Soho China (HKD)	451,500	301
Total China (Cost $1,376)		1,294

NETHERLANDS 0.4%		
Common Stocks 0.4%		
Eurocommercial Properties	5,061	161
Total Netherlands (Cost $204)		161
SINGAPORE 4.6%		
Common Stocks 4.6%		
CapitaCommercial Trust, REIT	291,000	237
Capitamall Trust, REIT	536,000	702
Global Logistic Properties (1)	410,000	555
Mapletree Industrial Trust, Equity Units	641,640	532
Total Singapore (Cost $2,119)		2,026
SWEDEN 1.4%		
Common Stocks 1.4%		
Hufvudstaden, A Shares	62,727	638
Total Sweden (Cost $508)		638
SWITZERLAND 1.5%		
Common Stocks 1.5%		
PSP Swiss Property	7,728	647
Total Switzerland (Cost $451)		647
UNITED KINGDOM 5.8%		
Common Stocks 5.8%		
Capital Shopping Centres	125,130	607
Derwent London	9,293	225
Great Portland Estates	107,364	539
Hammerson	63,824	357
Land Securities	28,122	277

Shaftesbury	79,093	574
Total United Kingdom (Cost $2,418)		2,579

UNITED STATES 43.8%

Common Stocks 43.8%

Alexandria Real Estate, REIT	7,900	545
AvalonBay Communities, REIT	7,300	953
BioMed Realty Trust, REIT	38,900	703
Boston Properties, REIT	8,700	867
BRE Properties, Class A, REIT	10,000	505
Douglas Emmett, REIT	30,000	547
Equity Residential, REIT	17,800	1,015
Essex Property Trust, REIT	3,900	548
Federal Realty Investment Trust, REIT	10,600	962
General Growth Properties, REIT (1)(2)	38,223	574
Healthcare Realty Trust, REIT	18,600	346
Kilroy Realty, REIT	14,300	544
Kimco Realty, REIT	28,100	456
Macerich Company, REIT	19,400	982
Marriott, Class A	15,400	449
Plum Creek Timber, REIT	7,500	274
Prologis, REIT	56,637	1,619
Public Storage, REIT	12,800	1,721
Regency Centers, REIT	14,200	534
Saul Centers, REIT	11,100	393
Simon Property Group, REIT	18,400	2,373
SL Green Realty, REIT	9,700	647
Starwood Hotels & Resorts Worldwide	8,300	398
Taubman Centers, REIT	9,600	596
Vornado Realty Trust, REIT	10,600	815
Total United States (Cost $14,713)		19,366

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/11
Investment Income (Loss)		
Dividend income (net of foreign taxes of $104)		$ 1,202
Expenses		
Investment management		310
Shareholder servicing		
Investor Class	$ 88	
Advisor Class	1	89
Rule 12b-1 fees		
Advisor Class		2
Prospectus and shareholder reports		
Investor Class	27	
Advisor Class	2	29
Custody and accounting		246
Registration		66
Legal and audit		33
Directors		5
Miscellaneous		13
Reductions of fees and expenses		
Investment management fees waived		(212)
Expenses reimbursed by manager		(115)
Total expenses		466
Net investment income		736
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		315
Foreign currency transactions		(3)
Net realized gain		312
Change in net unrealized gain (loss)		
Securities		(3,538)
When-issued sales commitments		(2)
Change in net unrealized loss		(3,540)
Net realized and unrealized loss		(3,228)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (2,492)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/11	12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 736	$ 837
Net realized gain	312	318
Change in net unrealized gain (loss)	(3,540)	4,199
Increase (decrease) in net assets from operations	(2,492)	5,354
Distributions to shareholders		
Net investment income		
Investor Class	(646)	(918)
Advisor Class	(14)	(15)
Net realized gain		
Investor Class	(237)	(687)
Advisor Class	(4)	(10)
Tax return of capital	(100)	–
Decrease in net assets from distributions	(1,001)	(1,630)
Capital share transactions*		
Shares sold		
Investor Class	19,871	19,653
Advisor Class	821	150
Distributions reinvested		
Investor Class	725	1,070
Advisor Class	13	6
Shares redeemed		
Investor Class	(11,186)	(4,337)
Advisor Class	(450)	(64)
Redemption fees received	17	13
Increase in net assets from capital share transactions	9,811	16,491
Net Assets		
Increase during period	6,318	20,215
Beginning of period	37,945	17,730
End of period	**$ 44,263**	**$ 37,945**
Undistributed net investment income	45	38

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Real Estate Fund, Inc (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Global Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Real Estate Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $14,102,000 and $3,460,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of income on passive foreign investment companies. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on passive foreign investment companies for tax purposes. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, have no expiration. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. Similarly, certain dividends declared by real estate investment trusts (REITs) in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $212,000 were waived and expenses in the amount of $115,000 were reimbursed by Price Associates during the year ended December 31, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $1,039,000 remain subject to repayment by the fund at December 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $205,000 for Price Associates; $62,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, representing 19% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Global Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Real Estate Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $241,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $316,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $7,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $720,000 and foreign taxes paid of $104,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2008

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2008	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2008

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2008	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2008

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2008	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2008	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Real Estate Fund	Principal Occupation(s)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(summer 2007); Senior Associate KPMG LLP
(to 2006); student, Columbia Business School
(to 2008)

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities and Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Michael M. Lasota (1982)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly student, University
of Chicago, Graduate School of Business
(to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012